18 Oakland Avenue
Warwick, New York 10990-0591
(845) 986-2206

April 4, 2003

Dear Shareholder:

            You are cordially invited to attend the 2003 annual meeting of shareholders of Warwick Community Bancorp, Inc., the holding company for The Warwick Savings Bank and The Towne Center Bank, which will be held at The Inn at Central Valley, Smith Clove Road, Central Valley, New York 10917, on May 6, 2003 at 9:30 a.m., New York time.

            The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

            Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, the Board of Directors urges you to complete, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-paid envelope. This will not prevent you from voting in person at the annual meeting, but will assure that your vote is counted if you are unable to attend.

            On behalf of the Board of Directors and the employees of Warwick Community Bancorp, thank you for your continued support.

Sincerely yours, /s/ Fred G. Kowal Fred G. Kowal Chairman of the Board and Chief Executive Officer

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18 Oakland Avenue
Warwick, New York 10990-0591
(845) 986-2206

NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 6, 2003

            NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Warwick Community Bancorp, Inc. (the "Company") will be held at The Inn at Central Valley, Smith Clove Road, Central Valley, New York 10917, on May 6, 2003 at 9:30 a.m., New York time, for the following purposes:

    To elect four directors, each to serve for a three-year term;

    To vote on an amendment to the Stock Option Plan of Warwick Community Bancorp, Inc. to increase the number of shares of common stock for which awards may be granted under the plan by 200,000 (representing approximately 4.3% of the outstanding shares of Company common stock as of the date of this proxy statement);

    To ratify the appointment of KPMG LLP as independent auditors for the Company for the year ending December 31, 2003; and

    To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof. As of the date of this proxy statement, the Board of Directors of the Company is not aware of any such other business.

            The Board of Directors has fixed the close of business on March 10, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the annual meeting will be available for inspection at 18 Oakland Avenue, Warwick, New York, for a period of ten days prior to the annual meeting and will also be available at the annual meeting.

            The Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, accompanies this Notice of the 2003 Annual Meeting of Shareholders.

            Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, the Board of Directors urges you to complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.

By Order of the Board of Directors, /s/ Nancy L. Sobotor-Littell Nancy L. Sobotor-Littell Corporate Secretary

Warwick, New York
April 4, 2003

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[Warwick Community Bancorp, lnc. Logo]

18 Oakland Avenue
Warwick, New York 10990-0591
(845) 986-2206

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 6, 2003

ANNUAL MEETING AND VOTING INFORMATION

General

            The Warwick Community Bancorp, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of Warwick Community Bancorp common stock for use at the Company's upcoming annual meeting of shareholders. The annual meeting of shareholders will be held on May 6, 2003, at 9:30 a.m. local time, at The Inn at Central Valley, Smith Clove Road, Central Valley, New York. At the meeting, shareholders will be asked to vote on the three matters set forth in the accompanying Notice of 2003 Annual Meeting of Shareholders and described in more detail below. Shareholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented. Warwick Community Bancorp, Inc. is referred to in this proxy statement from time to time as the "Company."

            Your vote is very important. To ensure that your shares are voted at the annual meeting, please complete, sign and return your proxy card in the enclosed envelope promptly. If you hold your shares in "street name" with a bank or broker, check your proxy card to see if you can also vote by telephone or through the internet. By submitting your proxy, either by signing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone, you authorize the Board of Directors of the Company to represent you and vote your shares at the annual meeting in accordance with your instructions. These persons also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

            This proxy statement and the accompanying materials are being mailed to shareholders on or about April 4, 2003.

Record Date and Voting Rights

            The record date for the annual meeting is March 10, 2003. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. The only class of stock entitled to be voted at the annual meeting is the Warwick Community Bancorp common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 4,688,407 shares of common stock outstanding and entitled to vote.

            A quorum must be present at the annual meeting for any business to be conducted. The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting. If a quorum is not present at the scheduled time of the annual meeting, the shareholders who are represented may adjourn the annual meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the annual meeting.

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            If your proxy is properly executed and received by the Company in time to be voted at the annual meeting, the shares represented thereby will be voted in accordance with the instructions indicated thereon. If no instructions are given, executed proxies will be voted FOR election of each of the four nominees for director, FOR the amendment to the Stock Option Plan and FOR ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending December 31, 2003.

            Participants in the Company's stock-based benefit plans, such as the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan, The Warwick Savings Bank 401(k) Savings Plan and the Recognition and Retention Plan of Warwick Community Bancorp, Inc., have the right to direct the voting of Company common stock held in their plan accounts but do not have the right to vote these shares personally at the annual meeting. Such participants should refer to the voting instructions provided by the plan trustees for information on how to direct the voting of these shares.

Vote Required to Approve the Matters to Be Considered at the Annual Meeting

            Directors are elected by a plurality of the votes cast in person or by proxy at the annual meeting. This means that the four nominees will be elected if they receive more "For" votes than any other person. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated.

            The amendment to the Stock Option Plan to increase the number of shares available for awards granted under the plan and the ratification of the appointment of KPMG LLP as the Company's independent auditors each requires the affirmative vote of the majority of the votes cast in person or by proxy at the annual meeting. Shares as to which the "Abstain" box has been selected on the proxy card with respect to these proposals will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against the proposal. In contrast, broker non-votes will not be counted as present and entitled to vote at the annual meeting, and will therefore have no effect on the proposals.

Revocability of Proxies

            A shareholder may revoke a proxy at any time before it is voted by (i) filing a written notice of revocation with the Corporate Secretary of the Company prior to the annual meeting, (ii) delivering to the Corporate Secretary prior to the annual meeting a duly executed proxy bearing a later date, or (iii) attending the annual meeting and voting in person.

Solicitation of Proxies

            The Company will bear the costs of soliciting proxies from its shareholders. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting and will be paid a fee estimated to be $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally, by telephone, facsimile or other means by directors, officers and employees of the Company or its subsidiaries, without additional compensation. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to forward proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith.

STOCK OWNERSHIP OF THE COMPANY

Beneficial Stock Ownership of 5% or More Shareholders

            The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of common stock as of March 10, 2003. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended. For purposes of the following table and the table set forth under "Beneficial Stock Ownership of Management" below, a person is deemed to beneficially own any shares of common stock (a) over which such person has, directly or indirectly, sole or shared voting or investment power or (b) of which such person has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options, at any time within 60 days of March 10, 2003. Voting

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power includes the power to vote, or direct the voting of, such shares, and investment power includes the power to dispose, or direct the disposition of, such shares. As of March 10, 2003, there were 4,688,407 shares of Company common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding

Warwick Community Bancorp, Inc. Employee Stock Ownership Plan 18 Oakland Avenue Warwick, New York 10990-0591	471,501(1)	10.1%

Salomon Smith Barney Inc. Salomon Brothers Holding Company Inc Salomon Smith Barney Holdings Inc. 388 Greenwich Street New York, New York 10013	460,632(2)	9.8%
and
Citigroup Inc. 399 Park Avenue New York, New York 10043

Kahn Brothers & Co., Inc. 555 Madison Avenue, 22nd Floor New York, New York 10022	371,196(3)	7.9%

(1)	The Employee Stock Ownership Plan, referred to as the ESOP, is administered by the ESOP Committee consisting of the Company's Corporate Secretary, Nancy L. Sobotor-Littell, as plan administrator and a committee established pursuant to the ESOP, consisting of Company officers. The ESOP Committee may instruct the ESOP trustee, RS Group Trust Co., regarding investment of assets held in the ESOP. The ESOP generally votes all allocated shares held in the ESOP in accordance with the instructions of participants. As of December 31, 2002, 228,297 of the 471,501 shares held in the ESOP were allocated to participants. Pursuant to the terms of the ESOP, allocated shares for which no instructions are given and unallocated shares are generally voted by the ESOP in a manner calculated to most accurately reflect the voting instructions received from participants regarding the allocated shares so long as such vote is in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended.

(2)	Based on information in a Schedule 13G/A, dated February 12, 2003, filed by Salomon Smith Barney Inc. ("SSB"), a New York corporation, Salomon Brothers Holding Company Inc ("SBHC"), a Delaware corporation which is the sole stockholder of SSB, Salomon Smith Barney Holdings Inc. ("SSBH"), a New York corporation which is the sole stockholder of SBHC, and Citigroup Inc. ("Citigroup"), a Delaware corporation which is the sole stockholder of SSBH. SSB, SBHC, SSBH and Citigroup have reported shared voting and shared dispositive power over all of the shares shown.

(3)	Based on information provided to us as of March 10, 2003, by Mr. Thomas G. Kahn, President and Director of Kahn Brothers & Co., Inc. , a New York corporation and registered investment advisor. Kahn Brothers & Co., Inc. has reported shared voting and dispositive power over all of the shares shown. The reporting person may acquire or dispose of additional shares on behalf of its clients from time to time. Mr. Kahn is also a Director of the Company. See "Beneficial Stock Ownership of Management" below for additional shares beneficially owned by Mr. Kahn.

Beneficial Stock Ownership of Management

            The following table sets forth information with respect to the shares of Company common stock beneficially owned by each director of the Company, by each executive officer of the Company identified in the Summary Compensation Table included on page 13 of this proxy statement and by all directors and executive officers as a group as of March 10, 2003. Except as otherwise indicated, each person shown in the table has sole voting and investment power with respect to the shares of common stock indicated. The titles for the individuals listed in the following table are Company titles, except as otherwise noted.

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Name	Title	Amount and Nature of Beneficial Ownership(1)(2)(3)(4)(5)	Percent of Common Stock Outstanding
Fred G. Kowal	Chairman of the Board and Chief Executive Officer	61,785(6)	1.3%
Ronald J. Gentile	President, Chief Operating Officer and Director	126,149(6)	2.7%
Arthur W. Budich	Senior Vice President, Treasurer and Chief Financial Officer	76,437	1.6%
Laurence D. Haggerty	Executive Vice President, The Towne Center Bank	66,128	1.4%
Anthony R. Bottini	Director	25,368(7)	*
Thomas G. Kahn	Director	58,327(7)(8)	1.2%
R. Michael Kennedy	Director	69,785	1.5%
Fred M. Knipp	Director	40,971	*
Emil R. Krahulik	Director	30,590	*
David F. McBride	Director	8,616	*
John J. McDermott, III	Director	31,920	*
John W. Sanford, III	Director	30,672(7)	*
Robert N. Smith	Director	42,193	*
All directors and executive officers as a group (17) persons)		853,444	17.1%

*	Represents less than 1.0% of the outstanding common stock.
(1)	Includes the following number of shares which individuals have the right to acquire beneficial ownership of by the exercise of vested stock options: Mr. Kowal, 28,000 shares; Mr. Gentile, 52,000 shares; Mr. Budich, 28,000 shares; Mr. Haggerty, 28,000 shares; each of Messrs. Kennedy, Knipp, Sanford and Smith, 15,854 shares; Mr. Krahulik, 13,854 shares; Mr. McBride, 6,000 shares; Mr. McDermott, 6,000 shares; and all directors and executive officers as a group, 309,270 shares.
(2)	Includes the following number of shares that have been allocated as of December 31, 2002 to individual accounts of ESOP participants: Mr. Kowal, 4,377 shares; Mr. Gentile, 7,379 shares; Mr. Budich, 6,660 shares; Mr. Haggerty, 7,844 shares; and all executive officers as a group, 41,678 shares. Such persons have voting power (subject to the duties of the ESOP trustee) but no investment power, except in limited circumstances, as to these shares. The figures shown do not include 243,204 shares of Company common stock that have not been allocated to any individual's account and as to which the members of the Company's ESOP Committee and each of the participants identified in the table may be deemed to share investment power, except in limited circumstances, thereby causing each such person to be deemed a beneficial owner of such unallocated shares. Each of the members of the ESOP Committee and the participants identified in the table disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee or the participants identified in the table individually.
(3)	Includes the following number of shares held in the Company's 401(k) Savings Plan that have been allocated as of February 28, 2003, the latest practicable date, to individual accounts as follows: Mr. Kowal, 586 shares; Mr. Gentile, 10,844 shares; Mr. Budich, 5,449 shares; Mr. Haggerty, 4,800 shares; and all executive officers as a group, 31,157 shares. Such persons have shared voting and investment power as to such shares.
(4)	Includes the following number of restricted shares of Company common stock over which each individual has sole voting but no investment power: Mr. Kowal, 21,427 shares; Mr. Gentile, 13,318 shares; Mr. Budich, 5,707 shares; Mr. Haggerty, 3,171 shares; each of Messrs. Kennedy, Knipp, Krahulik, Sanford and Smith, 3,211 shares; and all directors and executive officers as a group, 76,799 shares.

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(5)	Includes the following number of shares over which individuals may be deemed to share voting and investment power (other than as disclosed in notes 1, 2, 3, and 4): Mr. Gentile, 15,000 shares; Mr. Budich, 8,500 shares; Mr. Kennedy, 1,007 shares; Mr. Knipp, 15,000 shares; Mr. McDermott, 1,000 shares; and all directors and executive officers as a group, 59,309 shares.
(6)	Does not include 2,822 and 3,366 share-equivalent units credited to Mr. Kowal's and Mr. Gentile's share-unit accounts, respectively, under the Company's Benefit Restoration Plan, or BRP. The value of these share-equivalent units mirrors the value of the Company common stock. The amounts ultimately realized by these individuals will reflect changes in the market value of the Company's common stock from the date of accrual until the date of payout. The share-equivalent units do not have voting rights, but are credited with dividend equivalent units. Share-equivalent units under the BRP are payable only in cash.
(7)	Includes share-equivalent units, as follows: Messrs Bottini, Kahn and Sanford, 266 shares, 407 shares and 425 shares, respectively, in deferral accounts. The value of these share-equivalent units mirrors the value of the Company common stock. The amounts ultimately realized by these individuals will reflect changes in the market value of the Company's common stock from the date of deferral until the date of payout. The share-equivalent units do not have voting rights, but are credited with dividend equivalent units.
(8)	Does not include 371,196 shares held by Kahn Brothers & Co., Inc. of which Mr. Kahn disclaims beneficial ownership. See footnote 3 under the " Beneficial Stock Ownership of 5% or More Shareholders" table above.

PROPOSAL I - ELECTION OF DIRECTORS

General

            The Company's Board of Directors is divided into three classes. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are duly elected and qualified.

            The Board of Directors has nominated Anthony R. Bottini, R. Michael Kennedy, John W. Sanford, III and Robert N. Smith to be re-elected at the annual meeting, each to serve for a three-year term expiring at the 2006 annual meeting and until their successors are otherwise duly elected and qualified. All of the nominees currently serve as directors of the Company. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

Information as to Nominees and Continuing Directors

            The following table sets forth certain information with respect to each nominee for election as a director and each continuing director whose term does not expire at the annual meeting. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. The Board of Directors unanimously recommends that shareholders vote "FOR" all of the nominees for election as directors. For information with respect to security ownership of directors, see "Stock Ownership of the Company - Beneficial Stock Ownership of Management."

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Name	Age	Position Held with the Company	Director Since(1)	Term Expires

Nominees for a Three-Year Term Expiring in 2006

Anthony R. Bottini	70	Director	2002	2006
R. Michael Kennedy	51	Director	1997	2006
John W. Sanford, III	66	Director	1986	2006
Robert N. Smith	53	Director	1994	2006

Continuing Directors

Ronald J. Gentile	53	President, Chief Operating Officer and Director	1990	2005
Thomas G. Kahn	60	Director	2001	2004
Fred M. Knipp	72	Director	1992	2004
Fred G. Kowal	50	Chairman of the Board and Chief Executive Officer	2001	2004
Emil R. Krahulik	69	Director	1984	2005
David F. McBride	55	Director	2002	2004
John J. McDermott, III	68	Director	1999	2005

(1)  Includes terms as directors of The Warwick Savings Bank.

            The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below.

Nominees for Election as Directors

            Anthony R. Bottini was elected a director of the Company and The Warwick Savings Bank ("Warwick Savings") in February 2002. He also serves as a director of Warwick Commercial Bank ("Warwick Commercial"). Mr. Bottini is the Chairman and founder of Bottini Fuel Oil Company, located in Wappingers Falls, New York, which is one of the 20 largest privately held fuel oil businesses in the United States. In addition, Mr. Bottini is Chairman of Mid-Hudson Park Management, which invests in manufactured home communities, and he is also Chairman of South Corporation, a holding company representing multiple gasoline and convenience store properties located in New York State. Mr. Bottini has over 30 years prior experience as a bank director/trustee.

            R. Michael Kennedy has served as a director of Warwick Savings and the Company since 1997. Mr. Kennedy also serves as a director of Warwick Commercial, Towne Center Mortgage Co., Inc. ("Towne Center Mortgage") and The Towne Center Bank ("Towne Center Bank"). Mr. Kennedy is a general partner and manager of various real estate companies, all managed through Kennedy Companies, Inc. He is also the general managing partner of the Fireplace Restaurant.

            John W. Sanford, III has served as a director of Warwick Savings since 1986 and of the Company since 1997. Mr. Sanford also serves as a director of Warwick Commercial, WSB Funding Corp. ("WSB Funding") and Towne Center Mortgage. Mr. Sanford also serves as President of John W. Sanford & Son, Inc., an insurance agency, and is a partner in Maple Terrace Farms, a dairy and beef business.

            Robert N. Smith has served as a director of Warwick Savings since 1994 and of the Company since 1997. Mr. Smith also serves as a director of Warwick Commercial, Towne Center Mortgage, Hardenburgh Abstract Company of Orange County, Inc. ("Hardenburgh") and The Warwick Savings Foundation. He is currently President of Lazear-Smith Funeral Homes and President of Lazear-Smith and Vander-Plaat Memorial Home. Mr. Smith is also sole proprietor of Smith and Gesell Associates, a bookkeeping and tax preparation service.

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Continuing Directors

            Ronald J. Gentile serves as President and Chief Operating Officer and a director of the Company and as President and Chief Operating Officer and a director of Warwick Savings. Mr. Gentile joined Warwick Savings and has been a director of Warwick Savings since 1990 and President and Chief Operating Officer and a director of the Company since 1997. Mr. Gentile also serves as a director of Warwick Commercial. In addition, he serves as President of Warwick Savings' subsidiaries, The Warwick Commercial, WSB Funding, Warsave Development, Inc. ("Warsave"), WSB Financial Services, Inc. ("WSB Financial") and Towne Center Mortgage. He also serves as Executive Vice President of Hardenburgh and Executive Vice President of The Warwick Savings Foundation. Prior to joining Warwick Savings, Mr. Gentile served as a senior bank examiner for the Federal Deposit Insurance Corporation. He is also a member of the board of directors of Bon Secours Charity Health System (St. Anthony Community Hospital) and Winslow Therapeutic Riding Unlimited, and a former President and current member of the Warwick Valley Rotary Club.

            Thomas G. Kahn was elected a director of Warwick Savings and the Company in December 2001. Mr. Kahn also serves as a director of Warwick Commercial. Mr. Kahn is President of Kahn Brothers and Company, Inc., an investment management and advisory firm located in New York City with over $575 million of institutional and private funds under management. Mr. Kahn is a graduate of Cornell, and earned an MBA from New York University. He is a director of Haggar Corporation, a member of the New York Society of Securities Analysts, and a chartered financial analyst. He serves as a director of the Jewish Braille Institute of America, and serves as director and treasurer of both the New York City Job and Career Center and the Jewish Guild for the Blind.

            Fred M. Knipp has served as a director of Warwick Savings since 1992 and of the Company since 1997. He also serves as a director of Warwick Commercial, Towne Center Mortgage and Towne Center Bank. He is the former President and Chief Executive Officer of, and is currently a director of, Warwick Valley Telephone Company, and he is also a director of Centrex Communications Corporation.

            Fred G. Kowal joined the Company in 1999 and serves as Chairman of the Board and Chief Executive Officer of the Company. He also serves as Chairman of the Board of Warwick Savings and as Chairman of the Board, President and Chief Executive Officer of Towne Center Bank. He was appointed Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of Warwick Savings in July 2001. He previously served as Vice Chairman of the Company, and as Executive Vice President of the Company prior to 2001. In addition, Mr. Kowal serves as Chairman of the Board of Warwick Commercial and WSB Funding and as President of The Warwick Savings Foundation. He is also a director of Warsave, WSB Financial, Hardenburgh and The Warwick Savings Foundation. Prior to joining the Company, Mr. Kowal served as Senior Vice President of PNC Bank and Senior Vice President of First Union National Bank, where he worked for 16 years. Mr. Kowal serves on the Board of Regents of Felician College in Lodi, New Jersey, and he is also active in several banking-related organizations.

            Emil R. Krahulik has served as a director of Warwick Savings since 1984 and of the Company since 1997. He also serves as a director of Warwick Commercial, Towne Center Mortgage and Hardenburgh. He is a partner in the law firm of Bonacic, Blustein & Krahulik, LLP, and he served as Warwick Savings' general counsel until January 2000, when he was succeeded as general counsel by his son, Robert E. Krahulik.

            David F. McBride was elected a director of Warwick Savings and the Company in February 2002. Mr. McBride also serves as a director of Warwick Commercial and Towne Center Bank. He is currently a managing partner of Harwood Lloyd, LLC, a Hackensack, New Jersey based law firm. Mr. McBride also serves as Chairman of the Board of Keystone Property Trust (NYSE:KTR), a real estate investment trust with interests in over 23 million square feet of commercial real estate located in New York, New Jersey, Pennsylvania, Indiana and South Carolina. He also serves as Chief Executive Officer of McBride Enterprises, Inc. and affiliated family real estate, construction and brokerage companies since 1987 and has been a director of McBride Enterprises, Inc. and such affiliates since 1975. He has been a member of the Georgetown University Board of Regents since 1990. Mr. McBride served as a director of Midlantic Corporation, Midlantic National Bank and various subsidiaries for 13 years prior to its merger with PNC Bank in 1996. Prior to 1987, he was a partner in the law firm of Murphy, Ellis & McBride from 1977 to 1982, and an associate in the law firm of Robinson, Wayne & Greenberg from 1973 to 1977, all located in New Jersey. He is a member of the bars of New Jersey and New York.

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            John J. McDermott, III has served as a director of Warwick Savings and the Company since 1999. He also serves as a director of Warwick Commercial and Towne Center Mortgage. Mr. McDermott is a managing partner in J.D. Blake Company and in Land Investment Group of Newburgh, and he is President of Hudson West Realty Corp. Mr. McDermott also serves as a director of The Chamber of Commerce of Orange County, Inc.

BOARD AND COMMITTEE MEETINGS

            The Board of Directors generally meets at least once a month and may have additional special meetings from time to time. During the year ended December 31, 2002, the Board of Directors met 13 times. No current director attended fewer than 75% of the aggregate of (i) the total number of Board meetings held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served.

            The Board of Directors of the Company maintains the following standing committees:

            The Executive Committee currently consists of Messrs. Kowal, Gentile, Kennedy, Knipp, Sanford and Smith. The Executive Committee generally oversees the affairs of the Company, considers proposals from management in relation to the election of officers and makes recommendations to the Board regarding those individuals nominated to officer positions. The Executive Committee did not meet during the year ended December 31, 2002.

            The Audit Committee currently consists of Messrs. Bottini, Knipp, Sanford and Smith. The Audit Committee meets periodically with the Company's independent auditors to review the Company's annual financial statement audit and to discuss and evaluate recommendations made during the annual audit. The Audit Committee's primary duties and responsibilities are to:

    Oversee and monitor the Company's financial reporting process and systems of internal controls;

    Monitor compliance with legal and regulatory requirements;

    Monitor the independence and performance of the Company's independent auditors and internal staff;

    Hire, terminate and reappoint the independent auditors; and

    Provide an avenue of communication among the independent auditors, management, the internal auditing staff and the Board of Directors.

The Audit Committee met seven times during the year ended December 31, 2002. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. The Board of Directors has adopted a charter for the Audit Committee. A copy of the charter was attached as an appendix to the Company's 2001 proxy statement.

            The Compensation Committee currently consists of Messrs. Bottini, Kahn, Kennedy, Knipp, Krahulik, McBride, McDermott, Sanford and Smith. The Compensation Committee is responsible for overseeing the development, implementation and conduct of the Company's employment and personnel policies, notices and procedures, including the administration of the Company's and Warwick Savings' compensation and benefit programs. The Compensation Committee met twice during the year ended December 31, 2002.

            The Nominating Committee currently consists of Messrs. Knipp, Kowal, McBride and McDermott. The Nominating Committee recommends candidates for election to the Board of Directors. In the event that the Nominating Committee does not act, the entire Board serves as the Nominating Committee. The Nominating Committee met once during the year ended December 31, 2002.

            The Nominating Committee will consider nominees recommended by shareholders. The Company's By-Laws provide that any shareholder of record who is entitled to vote for the election of directors and who provides timely written notice to the Corporate Secretary may nominate individuals for election to the Board of Directors. To be timely,

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a shareholder's notice must be delivered to the Corporate Secretary at least 60 days in advance of the anniversary of the previous year's annual meeting, if the current year's annual meeting is to be held within 30 days prior to, on the anniversary date of, or after the anniversary of the previous year's annual meeting; provided, however, if the current year's annual meeting is not held within this time period or if the election of directors is to be held at a special meeting, nominations by shareholders must be delivered to the Corporate Secretary by the close of business on the 10th day following the date on which notice of the date of the meeting is first made publicly available to shareholders.

AUDIT COMMITTEE REPORT

             The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

            The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61.

            The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with KPMG LLP the auditors' independence.

            In fulfilling its oversight responsibility of reviewing the services performed by KPMG LLP, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor. The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under "Fees Paid to Our Principal Accountant" in Proposal III below.

            The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the SEC's order dated June 27, 2002 requiring the filing of sworn statements and the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

            Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the financial statements for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for filing with the SEC.

            Respectfully submitted by the members of the Audit Committee of the Board of Directors of Warwick Community Bancorp, Inc.

                 Robert N. Smith, Chairman       Anthony R. Bottini
                 Fred M. Knipp                            John W. Sanford, III

DIRECTORS COMPENSATION

Fee Arrangements

            The Boards of Directors of the Company and its wholly owned and principal operating subsidiary, Warwick Savings, have identical membership. Directors who were employed by the Company or its subsidiaries do not receive

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fees for their service on these Boards or for any Board committees on which they serve. Each non-employee director of the Company and Warwick Savings receives the following compensation for service on these Boards, as follows:

    in the aggregate, a $10,000 annual retainer paid quarterly in Company common stock for his service as a director on these Boards; and

    $500 for each board meeting attended, with board meetings of the Company and Warwick Saving occurring on the same day counting as one meeting for purposes of board fees.

Audit committee members receive a fee of $300 for each audit committee meeting they attend; no separate fees are paid for attendance at any other board committee meetings. Messrs. Kennedy, Knipp and McBride also serve on the Board of Directors of the Towne Center Bank, an operating subsidiary of the Company, and receive a fee of $500 for each Towne Center Bank board meeting attended.

            In April 2002, the Company's shareholders approved a Voluntary Retainer Stock and Deferred Compensation Plan For Directors. This plan allows our directors to elect to receive fees otherwise payable in cash in the form of Company common stock and to defer all or a portion of their director fees. The plan provides for the deferral of a director's (i) cash compensation in the form of either cash-equivalent units or share-equivalent units and (ii) the annual retainer, which is otherwise payable in Company common stock, in the form of share-equivalent units. Cash-equivalent unit deferrals accrue phantom interest at the rate the Compensation Committee of the Board of Director specifies from time to time, but in no event in excess of the Warwick Savings' prime rate available to its customers during the applicable quarter. Share-equivalent units accrue phantom dividends and appreciate (or depreciate) as would an actual share of Company common stock purchased on the deferral date. After the participant's service as a director terminates, cash-equivalent units will be paid in cash and stock-equivalent units will be paid in shares of Company common stock.

Compensation Committee Interlocks and Insider Participation

            During 2002, the Compensation Committee consisted of Anthony R. Bottini, R. Michael Kennedy, Thomas G. Kahn , Fred M. Knipp, Emil R. Krahulik, David F. McBride, John J. McDermott, III, John W. Sanford, III and Robert N. Smith.

            Mr. Krahulik is a partner in the law firm of Bonacic, Blustein & Krahulik, LLP, which Warwick Savings retains to provide certain legal services. During the fiscal year ended December 31, 2002, Warwick Savings paid $120,834 to such firm for legal services provided during such period. Mr. Krahulik's firm also received fees in the amount of $316,469 from third parties pursuant to its representation of Warwick Savings in loan closings and other legal matters for the fiscal year ended December 31, 2002. In addition, Mr. McBride is a managing partner in the law firm of Harwood Lloyd, LLC, which Warwick Savings and Towne Center Bank retain to provide legal services from time to time.

            From time to time, the Company's bank subsidiaries make loans or extend credit to the Company's directors and executive officers, including members of the Compensation Committee, and to certain persons related to them, to the extent consistent with applicable laws and regulations. All such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            The following Compensation Committee Report on Executive Compensation shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

            The Compensation Committee of the Company's Board of Directors has furnished the following report on executive compensation:

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            The Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Company and its bank subsidiaries and to build shareholder value through anticipated appreciation in the Company's common stock price.

            One of the Committee's primary objectives is to develop and maintain compensation plans which allow the Company to attract and retain quality executives at competitive compensation levels and which enhance shareholder value by closely aligning the financial interests of the Company's executives with those of its shareholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies primarily compare the compensation of the Company's officers to officers of other local and regional financial institutions.

            Mr. Kowal was elected Vice Chairman of the Company in May 2001, and Chairman and Chief Executive Officer of the Company in July 2001. In determining Mr. Kowal's base salary for the fiscal year ended December 2002, the Committee took into account the salaries of other executive officers of local and regional financial institutions and their holding companies, particularly those of comparable size to the Company. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. Kowal's base salary for fiscal year 2002 was $225,000, in the aggregate, while he was serving as Chairman and Chief Executive Officer of the Company, Chairman and Chief Executive Officer of The Warwick Savings Bank and Chairman, President and Chief Executive Officer of Towne Center Bank.

            The Company also pays discretionary cash bonuses for executives based on the Company's profitability and the executive's performance during the year. Mr. Kowal received $100,000, in the aggregate, for his performance as Chairman and Chief Executive Officer of the Company, Chairman and Chief Executive Officer of The Warwick Savings Bank and Chairman, President and Chief Executive Officer of Towne Center Bank.

            The Company has included stock option and restricted stock awards as key elements in its total compensation package. Equity based compensation provides a long-term alignment of interests and results achieved for shareholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. In 1998, the Stock Option Plan and the Recognition and Retention Plan were adopted by the Company's Board of Directors and approved by the Company's Stockholders, providing for the grant of stock options and restricted stock awards.

            Through the compensation programs described above, a significant portion of the Company's executive compensation is linked to corporate performance. The Committee will continue to review all elements of compensation to ensure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests in corporate performance as discussed above.

            In 1993, Congress amended the Internal Revenue Code of 1986 to add Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Company's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's employee compensation will be non-deductible in fiscal 2002 or in future years by reason of compensation paid in 2002. The Committee intends to review the Company's executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, to these executive compensation plans with a view toward implementing the Company's compensation policies in a manner that avoids or minimizes any disallowance of tax deductions under Section 162(m).

            Respectfully submitted by the members of the Compensation Committee of the Board of Directors of Warwick Community Bancorp, Inc.

R. Michael Kennedy, Chairman Thomas G. Kahn Emil R. Krahulik John J. McDermott, III Robert N. Smith	Anthony R. Bottini Fred M. Knipp David F. McBride John W. Sanford, III

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PERFORMANCE GRAPH

            The following Stock Performance Graph shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this graph therein, and shall not otherwise be deemed filed under such Acts.

            The following graph, prepared by SNL Securities, L.C., compares the performance of the Company's common stock with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) over a five year period through December 31, 2002. The comparison assumes $100 was invested on January 1, 1998 in Company common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

	Period Ending
Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Warwick Community Bancorp, Inc.	$100.00	$ 85.41	$ 64.00	$ 79.73	$ 128.63	$ 176.41
Nasdaq - Total US	100.00	140.99	261.48	157.42	124.89	86.33
Nasdaq Bank Index	100.00	99.36	95.51	108.95	117.97	120.61

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EXECUTIVE COMPENSATION

            The following table sets forth summary information concerning compensation earned by or paid to the Company's Chief Executive Officer and any other executive officer, whose total salary and bonus exceeded $100,000, for services rendered to the Company and its affiliates in all capacities during the fiscal year ended December 31, 2002. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(1)	Options (#)	All Other Compensation ($)

Fred G. Kowal(2)	2002	$225,000	$100,000	---	---	$84,686(3)
Chairman of the Board and CEO	2001	165,000	35,000	$528,750	50,000	64,669
	2000	151,905	5,000	---	30,000	21,702

Ronald J. Gentile	2002	$170,000	---	---	---	$40,265(3)
President and COO	2001	170,000	---	---	---	75,327
	2000	168,651	$50,490	---	---	28,129

Arthur W. Budich	2002	$120,000	---	---	---	$24,773(3)
Senior Vice President, Treasurer	2001	120,000	---	---	---	26,394
and CFO	2000	110,347	$20,460	---	---	14,985

Laurence D. Haggerty	2002	$115,000	$5,000	---	---	$23,966(3)
Executive Vice President, The	2001	115,000	---	---	---	31,390
Towne Center Bank	2000	121,929	---	---	---	20,350

(1)	As of December 31, 2002, the number of shares and the value of restricted common stock held by the each of the named executive officers was, as follows: Mr. Kowal, 21,427 shares/$607,027; Mr. Gentile, 13,318 shares/$377,299; Mr. Budich, 5,707 shares/$161,679; and Mr. Haggerty, 3,171 shares/$89,834. Dividends are paid on the restricted stock at the rate paid to all shareholders.

(2)	Mr. Kowal was appointed Chairman of the Board and Chief Executive Officer in July 2001.
(3)	Includes the Bank's contributions under the 401(k) Plan, ESOP and BRP, as follows:
	401(k)	ESOP	BRP	Total
Fred G. Kowal	$4,016	$24,985	$55,685	$84,686
Ronald G. Gentile	5,048	24,948	10,269	40,265
Arthur W. Budich	3,563	21,210	---	24,773
Laurence D. Haggerty	3,565	20,401	---	23,966

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            The following table summarizes for each of the named executive officers information relating to stock options exercised by him during the fiscal year ended December 31, 2002, and the number and value of unexercised stock options held by the named executive officers at year end. The dollar amounts set forth in the table below under the "Value Realized" column represent the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option(s). The dollar amounts set forth in the table below under the "Value of Unexercised In-the-Money Options/SARs at FY-End" column represent the difference between the exercise or base price of the named executive officer's stock option(s) and the $28.33 closing price per share of Company common stock as quoted on the Nasdaq National Market on December 31, 2002. The amounts set forth in the column "Value of Unexercised In-the-Money Options at FY-End," unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Company common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested. No stock options were granted to the named executive officers during the fiscal year ended December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise #	Value Realized $	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Fred G. Kowal	---	---	22,000	58,000	$293,660	$628,490
Ronald J. Gentile	---	---	52,000	13,000	589,160	147,290
Arthur W. Budich	---	---	28,000	7,000	317,240	79,310
Laurence D. Haggerty	---	---	28,000	7,000	317,240	79,310

Other Compensation Plans and Arrangements

            Employment Agreements. The Company has entered into an employment agreement with each of Mr. Kowal, Mr. Gentile, Mr. Budich and one other executive officer. These employment agreements provide for three-year terms ending on February 15, 2005, except that Mr. Kowal's provides for a three-year term with automatic daily extensions such that the remaining terms of his employment agreement shall be three years unless written notice of non-renewal is given by the Company or him, and in any event will terminate on the last day of the month following his 68th birthday. The employment agreements provide that the executive's base salary will be reviewed annually and may be increased, but not decreased, on the basis of such officer's job performance and the overall performance of the Company. The employment agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and reimbursement for ordinary and necessary business expenses. The executives would also be entitled to reimbursement of certain costs incurred in interpreting or enforcing their employment agreements. The employment agreements provide for termination by the Company at any time for "cause" as defined in the employment agreements.

            In the event that (i) the Company terminates an Executive's employment for reasons other than for cause, (ii) an executive resigns from the Company for certain reasons specified in the employment agreements or (iii) a change of control, as defined in the employment agreements, occurs, the executive (or, in the event of the executive's death, such executive's estate) would be entitled to a lump sum cash payment in an amount generally equal to (a) the executive's earned but unpaid salary, (b) the present value of the amount the executive would have earned in salary had he continued working through the unexpired term of the employment agreement and (c) the present value of the additional contributions or benefits that the executive would have earned under the specified employee benefit plans or programs of Warwick Savings or the Company during the remaining term of the employment agreement and payments that would have been made under any incentive compensation plan during the remaining term of the employment agreement. The employment agreements also provide for the cash-out of any stock options, appreciation rights or restricted stock as if the executive was fully vested. Warwick Savings and the Company would also continue the executive's life, health and any disability insurance or other benefit plan coverage for the remaining term of the employment agreement. Reasons specified as grounds for resignation for purposes of the employment agreements include: failure to elect or re-elect the

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executive to such officer's position; failure to vest in the executive the functions, duties or authority associated with such position; if the executive is a member of the Board of Directors of Warwick Savings or Company, failure to re-nominate or re-elect the executive to such Board; any material breach of contract by Warwick Savings or the Company that is not cured within 30 days after written notice thereof; or a change in the executive's principal place of employment to a location in excess of 50 miles from Warwick Savings' principal office in Warwick, New York. In general, for purposes of the employment agreements and the plans maintained by the Company or Warwick Savings, a change of control will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or Warwick Savings, upon shareholder approval of certain mergers or consolidations of the Company or Warwick Savings, upon liquidation or sale of substantially all the assets of the Company or Warwick Savings or upon a contested election of directors which results in a change in the majority of the Board of Directors.

            Cash and benefits paid to an executive under his or her employment agreement, together with payments under other benefit plans, following a change of control of Warwick Savings or the Company may constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and Warwick Savings. In the event that any amounts paid to an executive following a change of control would constitute excess parachute payments, the employment agreements provide that the executive will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional excise, income and employment taxes imposed as a result of such tax indemnification.

            Benefit Restoration Plan. The Benefit Restoration Plan, or the BRP, adopted by the Company provides eligible employees with the benefits that would be due to the employees under the Company's Pension Plan, 401(k) Savings Plan and the ESOP if such benefits were not limited under the provisions of the Internal Revenue Code. The BRP also makes up allocations lost by participants of the ESOP who retire prior to the complete repayment of the ESOP loan. BRP benefits to be provided with respect to the pension plan are reflected in the pension table below and BRP benefits to be provided with respect to the ESOP and the 401(k) plan are reflected in the Summary Compensation Table above.

            Pension Plan. All eligible employees of the Company, as of the curtailment date of April 30, 2002, participate in the Warwick Savings' non-contributory, defined benefit pension plan. All employees, except (i) those paid on an hourly basis or contract basis, (ii) leased employees or (iii) employees regularly employed by outside employers for maintenance of properties, are eligible to participate in the Pension Plan upon the later of (i) the end of the twelve-month period in which he completes 1,000 hours of service or (ii) the date he attains age 21. The Pension Plan provides an annual benefit for each participant equal to 2% of the participant's average annual compensation, multiplied by the participant's years of credited service, up to a maximum of 30 years.

            Average annual compensation is the average of a participant's compensation (excluding amounts attributable to the vesting of restricted stock awards and the exercise of stock options) over the three years of employment out of the participant's last 10-year period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension benefit after five years of service. The pension plan is funded by Warwick Savings on an actuarial basis, and all assets are held in trust by the pension plan trustee.

            Pension Plan Table. The following table sets forth the estimated annual benefits payable under the Pension Plan upon a participant's normal retirement at age 65, expressed in the form of a single life annuity, and any related amounts payable under the BRP, for the average annual compensation and years of credited service specified.

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Pension Plan Table(1)

Average Annual Compensation	Years of Credited Service at Retirement
	15	20	25	30	35(2)

$125,000	$37,500	$ 50,000	$ 62,500	$ 75,000	$ 75,000
150,000	45,000	60,000	75,000	90,000	90,000
175,000	52,500	70,000	87,500	105,000	105,000
200,000	60,000	80,000	100,000	120,000	120,000
225,000(3)	67,500	90,000	112,500	135,000	135,000
250,000(3)	75,000	100,000	125,000	150,000	150,000
300,000(3)	90,000	120,000	150,000	180,000(4)	180,000(4)

(1)	The annual benefits shown in the table above assume the participant would receive his or her retirement benefits under the pension plan and the BRP in the form of a straight life annuity at normal retirement age.
(2)	Normal retirement benefits are limited to 60% of average annual compensation.
(3)	For plan years beginning in 2002, the annual compensation for calculating benefits under the Internal Revenue Code may not exceed $200,000. The table reflects amounts payable in conjunction with the BRP.
(4)	These are hypothetical benefits based upon the pension plan's normal retirement benefit formula. The maximum annual benefit permitted under the Internal Revenue Code in 2002 is $160,000. The BRP will provide the difference between the amounts appearing in this table and the maximum amount allowed by the Internal Revenue Code.

            The following table sets forth the years of credited service and the average annual compensation (as defined above), as of the Pension Plan curtailment date of April 30, 2002, for each of the individuals named in the Summary Compensation Table.

			Average Annual Compensation
	Years of Credited Service
	Years	Months

Mr. Kowal	2	3	$151,231
Mr. Gentile	11	11	$166,217
Mr. Budich	16	3	$122,308
Mr. Haggerty	10	11	$128,440

TRANSACTIONS WITH CERTAIN RELATED PERSONS

            From time to time, the Company's bank subsidiaries make loans or extend credit to the Company's directors and executive officers and to certain persons related to them, to the extent consistent with applicable laws and regulations. All such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, Warwick Savings has committed a line of credit of $4 million to Warwick Valley Telephone Company, which line of credit had a zero balance at December 31, 2002. Mr. Knipp is a director and the former Chief Executive Officer of Warwick Valley Telephone Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

            Under the securities laws of the United States, the Company's directors and executive officers, and any person holding more than ten percent of the Company's common stock, are required to file initial reports of ownership of the Company's common stock and reports of changes in that ownership with the SEC. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by these dates

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during the fiscal year ended December 31, 2002. All of such filing requirements of the Company's directors and executive officers were satisfied during the fiscal year ended December 31, 2002, based upon their written representations and copies of the reports that they have filed with the SEC.

EQUITY COMPENSATION PLAN INFORMATION TABLE

            The following table provides information as of December 31, 2002 with respect to shares of Company common stock that may be issued under our existing equity compensation plans and arrangements, which include the Company's Stock Option Plan, Recognition and Retention Plan and Voluntary Retainer Stock and Deferred Compensation Plan For Directors. Each of the foregoing plans has been approved by the Company's shareholders and filed with the Securities and Exchange Commission. The table does not include the 200,000 shares subject to the amendment to the Stock Option Plan being submitted for approval by the Company's shareholders at the annual meeting.

Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	$538,883(1)	$16.72	170,498(2)
Equity compensation plans not approved by security holders	---	---	---

(1)	This amount does not include shares available for issuance under the Company's Voluntary Retainer Stock and Deferred Compensation Plan For Directors. This plan permits the deferral of director compensation into either an interest-bearing or share-equivalent account. Deferrals in the share-equivalent account are valued as if each deferral were invested in Company common stock as of the deferral date, and are paid out only in shares of Company common stock, on a one-for-one basis. The share-equivalent units do not have voting rights, but are credited with dividend equivalent units. As of December 31, 2002, there were 1,231 share-equivalent units outstanding in the share-equivalent accounts under this plan.
(2)	Includes 95,498 shares available for future grants under the Company's Stock Option Plan and 75,000 shares that may be distributed in settlement of share-equivalent accounts deferred under the Company's Voluntary Retainer Stock and Deferred Compensation Plan For Directors.

PROPOSAL II - AMENDMENT TO THE STOCK OPTION PLAN
OF WARWICK COMMUNITY BANCORP, INC.

            At the annual meeting, shareholders are being requested to approve an amendment to the Company's Stock Option Plan to increase the number of shares of Company common stock for which awards may be granted under the plan. The Board of Directors unanimously recommends approval of the amendment to the Stock Option Plan to allow the Company to continue to attract and retain the best available directors, officers and employees, and to provide an incentive for all award recipients under the Stock Option Plan to use their best efforts on the Company's behalf. If shareholders approve the amendment, the number of shares of Company common stock for which awards may be granted under the Stock Option Plan will be increased by 200,000 shares, representing approximately 4.3% of the outstanding shares of Company common stock as of the date of this proxy statement. As a result of such approval, the aggregate number of shares of common stock for which awards may be granted under the Stock Option Plan would be increased from 660,654 shares to an aggregate of 860,654 shares.

            The Company's Board of Directors adopted the Stock Option Plan on April 7, 1998. The Plan became effective when it was approved by the Company's shareholders at the annual meeting on June 24, 1998. As of March 10, 2003, options to purchase 536,683 shares of Company common stock were outstanding or approved to be granted under the Stock Option Plan, at exercise prices ranging from $10.125 to $24.42 per share, and 28,266 shares have been issued pursuant to options exercised under the Stock Option Plan since its inception. This leaves only 95,705 shares

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of common stock available for future awards under the Stock Option Plan. On February 18, 2003, the Board of Directors, acting on the recommendation of its Compensation Committee, unanimously adopted this amendment to the Stock Option Plan, subject to the approval of the Company's shareholders.

             The principal provisions of the Stock Option Plan are summarized below. This summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Stock Option Plan. The full text of the Stock Option Plan and Amendment No. One to the Stock Option Plan are set forth in Appendix A to this proxy statement, to which reference is made, and the summary provided below is qualified in its entirety by this reference.

Description of the Plan

             General. The purpose of the Stock Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. Options granted under the Stock Option Plan may be either "incentive stock options," as defined by Section 422 of the Internal Revenue Code, or non-statutory stock options.

             Administration. The Company's Board of Directors and the members of the Compensation Committee of the Board of Directors who are disinterested directors (hereinafter the "Option Committee") are responsible for the administration of the Stock Option Plan. They determine, within the limitations of the Stock Option Plan, the officers and employees to whom options are granted, the number of shares subject to each option, the terms of such options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the options may be exercised. Subject to certain specific limitations and restrictions set forth in the Stock Option Plan and limitations as may be imposed from time to time by the Board of Directors, the Option Committee has authority to interpret the Stock Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Stock Option Plan and to make all determinations necessary or advisable for the administration of the Stock Option Plan. The costs and expenses of administering the Stock Option Plan are borne by the Company.

             Eligibility. Every director, officer and employee of the Company and its affiliates is entitled to participate in the Stock Option Plan. As of March 10, 2003, the voting record date for the annual meeting, a total of 127 persons were eligible to receive awards under the Stock Option Plan. Incentive stock options may only be granted to employees of the Company and its affiliates. Non-statutory stock options may be granted to any eligible participant under the Stock Option Plan.

             Shares Subject to the Plan. The Company initially reserved 660,654 shares of common stock for issuance upon exercise of options. Shares of Company common stock which may be awarded and delivered under the Stock Option Plan are those that currently remain available under the Stock Option Plan, shares available as a result of shareholder approval of the proposed amendment to the Stock Option Plan, and any shares represented by awards under the Stock Option Plan which are forfeited, expire, cancelled without delivery of shares, or otherwise result in the return of shares to the Company. Shares of common stock subject to awards under the Stock Option Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. In the event of a change in the outstanding shares as a result of a reorganization, recapitalization, stock split/dividend, combination or exchange of shares, merger, consolidation or other similar event, the shares available for future awards, as well as awards previously granted (and the exercise prices), will be adjusted accordingly.

             Terms and Conditions of Options Granted to Officers and Employees. The Stock Option Plan provides for the grant of options which qualify for favorable federal income tax treatment, referred to as incentive stock options or ISOs, and non-qualified stock options which do not so qualify, referred to as NQSOs. ISOs are subject to certain restrictions under the Internal Revenue Code. Unless otherwise designated by the Option Committee, options granted under the Stock Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of common stock on the date of the option grant and will be exercisable for a period of ten years after the date of grant, or for a shorter period ending (i) three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, (ii) one year after termination of employment due to death, disability or retirement (at or after the normal or early retirement date set forth in any tax-qualified retirement plan of Warwick Savings), or (iii) immediately upon termination for cause. In no event may an option be granted with an exercise price per share that is less than the fair market value of a share of common stock when the option is granted.

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Vesting will be subject to the regulatory restrictions described below. An option holder's right to exercise options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired options less the exercise price.

            Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Company common stock already owned by the option holder. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on death of the option holder.

            Terms and Conditions of Options Granted to Non-Employee Directors. Options granted to directors under the Stock Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of Company common stock on the date of grant, and with an exercise period commencing on the date of grant and expiring on the earliest of (i) the close of business on the last day of the three-month period commencing on the date he or she ceases to be a director of the Company, other than on account of such person's death, disability or removal for cause (in accordance with the bylaws of the Bank or the Company or other affiliate, as applicable) and such person does not continue to serve as an active advisory or emeritus director, or in a similar capacity, (ii) the close of business on the last day of the one-year period commencing on the date he or she ceases to be a director due to death or disability, (iii) the date and time he or she ceases to be a director due to removal for cause (in accordance with the bylaws of the Bank or the Company or other affiliate, as applicable) or (iv) the last day of the ten-year period commencing on the date the option was granted. Vesting will be subject to the regulatory restrictions described below. The Stock Option Plan provides that the maximum number of shares with respect to which awards may be granted to directors, in the aggregate, is 198,196 shares, of which 188,552 shares have been granted to date.

            Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, common stock already owned by the option holder.

            Regulatory Restrictions. The Stock Option Plan is subject to certain restrictions imposed by the New York Banking Board (the "NYBB") and the Federal Deposit Insurance Corporation (the "FDIC") with respect to stock option plans or other management or employee stock benefit plans that are established or implemented by a savings bank or its holding company within one year after the savings bank's mutual to stock conversion. The restrictions apply to the Stock Option Plan because the plan was adopted within one year of the date of the Bank's conversion from the mutual to stock form of organization.

            To satisfy the NYBB and FDIC requirements, the Stock Option Plan provides that (i) no individual officer or employee may be granted options to purchase more than 165,163 shares of Company common stock and (ii) any options granted will become exercisable at a rate no more rapid than 20% per year, with accelerated vesting only in cases of death or disability; provided, however, that the Option Committee may establish a different vesting schedule if not inconsistent with the NYBB or FDIC regulations.

            The Stock Option Plan provides that it will be interpreted to comply with NYBB and FDIC regulations and is subject to amendment, without the solicitation of further shareholder approval, to effect such compliance.

            Mergers and Reorganizations. The number of shares available under the Stock Option Plan and the outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding exercisable options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Company's Board of Directors to be the equivalent value of the canceled options.

             Termination or Amendment of the Option Plan. Unless sooner terminated, the Stock Option Plan will terminate automatically on June 23, 2008, the day preceding the tenth anniversary of the Stock Option Plan's effective date. The Company's Board of Directors may suspend or terminate the Stock Option Plan in whole or in part at any time prior to June 23, 2008 by giving written notice of such suspension or termination to the Option Committee. In the event of

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any suspension or termination of the Stock Option Plan, all options previously granted under the Stock Option Plan that are outstanding on the date of such suspension or termination of the Stock Option Plan will remain outstanding under the terms of the agreements granting such options.

            The Board of Directors may amend or revise the Stock Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Stock Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company to the extent required to comply with Section 162(m) of the Internal Revenue Code. The Company will also obtain shareholder approval for any amendments to the Stock Option Plan to the extent necessary and desirable to comply with applicable laws or listing standards. No amendment or revision to the Stock Option Plan by the Board of Directors or the shareholders may alter or impair any award previously granted under the plan without the consent of the award recipient.

Federal Income Tax Consequences

            The federal income tax consequences to the Company and its employees of awards under the Stock Option Plan are complex and subject to change. The following discussion, which has been prepared by the law firm of Silver, Freedman & Taff, L.L.P., counsel to the Company, is only a summary of the general rules applicable to the Stock Option Plan. Recipients of awards under the Stock Option Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

            As discussed above, different types of options may be issued under the Stock Option Plan. The tax consequences related to the issuance of each is discussed separately below.

             Options. As noted above, options granted under the Stock Option Plan may be either incentive stock options or non-statutory stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Internal Revenue Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-statutory stock option.

                        Incentive Stock Options. If an option granted under the Stock Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

            If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

            If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

             The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

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            In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

                         Non-Statutory Stock Options. Non-statutory stock options granted under the Stock Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

            The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a non-statutory stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a non-statutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

            In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a non-statutory stock option or a sale or disposition of the shares acquired upon the exercise of a non-statutory stock option. However, upon the exercise of a non-statutory stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

New Plan Benefits

            At this time, no option awards have been granted with respect to the additional shares being requested pursuant to this amendment. Option grants to eligible employees and directors are subject to the discretion of the Option Committee and, therefore, are not determinable at this time.

Vote Required and Board Recommendation

            The affirmative vote of a majority of the votes cast at the meeting by the holders of shares entitled to vote is required to approve the amendment to the Stock Option Plan. The Board of Directors recommends a vote for the amendment to the Stock Option Plan.

PROPOSAL III - RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

            The Audit Committee has reappointed KPMG LLP as the independent public accounting firm to audit the Company's financial statements for the year ending December 31, 2003. In making its determination to reappoint KPMG LLP as the Company's independent auditors for the 2003 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by KPMG LLP, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting.

            A representative of KPMG LLP is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

             The Board of Directors of the Company unanimously recommends that you vote "FOR" the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.

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Change in Auditors

            On May 30, 2002, the Company dismissed its independent public auditors, Arthur Andersen LLP and, on June 3, 2002, the Company retained KPMG LLP as its new independent public auditors. The change in auditors was approved by the Company's Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors. KPMG LLP reviewed the Company's financial statements for its fiscal quarters ended June 30, 2002 and September 30, 2002, and audited the Company's financial statements for the fiscal year ended December 31, 2002.

            During the Company's 2000 and 2001 fiscal years, and the subsequent interim periods through March 31, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such periods. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two fiscal years ended December 31, 2001, or during any subsequent interim period through March 31, 2002.

            The audit reports issued by Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures, and a letter from Arthur Andersen LLP confirming its agreement with these disclosures was filed as an exhibit to the Company's Current Report on Form 8-K/A, filed with the SEC on June 3, 2002.

            During the Company's two fiscal years ended December 31, 2001 and through March 31, 2002, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to Our Principal Accountant

            KPMG LLP was the Company's principal accountants during fiscal 2002. The aggregate fees billed to the Company by KPMG LLP and its affiliates during fiscal 2002 for various audit, audit-related and non-audit services provided to the Company were as follows:

Audit fees	$135,000
Financial information systems design and implementation fees	---
All other fees	78,550	(1)

(1) Includes $55,000 for federal, state and local tax services and $23,550 for consulting services related to health plans.

SHAREHOLDER PROPOSALS

             Pursuant to the proxy soliciting regulations of the SEC, any shareholder proposal intended for inclusion in the Company's proxy materials relating to the Company's 2004 annual meeting of shareholders must be received by the Company on or before December 6, 2003. Nothing in this paragraph shall be deemed to require the Company to include in its proxy materials for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934.

             To be considered for presentation at the 2004 annual meeting of shareholders, although not included in the proxy materials, any shareholder proposal must be delivered to the Corporate Secretary at least 60 days in advance of the anniversary of this year's annual meeting if the 2004 annual meeting is to be held within 30 days prior to, on the anniversary date of, or after the anniversary of this year's annual meeting. However, if the 2004 annual meeting is not held within this time period, the shareholder proposal must be delivered to the Corporate Secretary by the close of business on the 10th day following the date on which notice of the date of the meeting is first made publicly available to shareholders. A shareholder's notice shall set forth such information as required by the bylaws of the Company.

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OTHER MATTERS

             As of the date of this proxy statement, the Board of Directors of the Company does not know of any other matters to be brought before the shareholders at the annual meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

WARWICK COMMUNITY BANCORP, INC'S FORM 10-K

             The Warwick Community Bancorp, Inc. 2002 Annual Report to Shareholders being distributed with this proxy statement contains the Company's Annual Report on Form 10-K (excluding exhibits) filed with the SEC. Consolidated financial statements and related information for Warwick Community Bancorp, Inc., including audited financial statements for the year ended December 31, 2002, are contained in the 2002 Annual Report to Shareholders. The 2002 Annual Report to Shareholders is being distributed with this proxy statement, but is not considered part of these proxy soliciting materials. Copies of exhibits filed as part of the Form 10-K may be obtained by shareholders of record at a charge of $0.30 per page. Direct inquiries to Barbara A. Rudy, Senior Vice President, Shareholder Relations, Warwick Community Bancorp, Inc., P.O. Box 591, Warwick, New York 10990-0591.

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APPENDIX A

AMENDMENT NO. 1
TO THE
STOCK OPTION PLAN
OF WARWICK COMMUNITY BANCORP, INC.

            WHEREAS, Warwick Community Bancorp, Inc., a Delaware corporation (the "Company") adopted the Stock Option Plan of the Company effective as of June 24, 1998 (the "Plan"); and

            WHEREAS, the Company desires to amend the Plan to increase the maximum number of shares of Company common stock with respect to which options may be granted under the Plan by 200,000 shares to 860,654 shares; and

            WHEREAS, Section 8.2 of the Plan authorizes the Board of Directors of the Company to amend the Plan at any time, except that no amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting shares of the Company's common stock.

            NOW THEREFORE, the Plan is hereby amended, subject to shareholder approval, as follows:

            1.  Section 3.1 of the Plan is amended deleting the existing section in its entirety and substituting in lieu thereof the revised paragraph, as follows:

            Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

            (a)  860,654 Shares; over

            (b)  the sum of:

(i)	the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus
(ii)	the number of Shares with respect to which previously granted Options have been exercised.

            Options to purchase a maximum aggregate number of 198,196 Shares may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is canceled reduced the maximum number of Shares.

            2.  This Amendment is effective and shall be deemed part and parcel of the Plan as of the date of its approval by the Company's shareholders.

            3.  To the extent that any provision contained in this Amendment is inconsistent with any of the terms, provisions or conditions of the Plan, the terms, provisions and conditions of this Amendment shall be deemed controlling. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Plan.

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STOCK OPTION PLAN

OF

WARWICK COMMUNITY BANCORP, INC.

ADOPTED APRIL 7, 1998
EFFECTIVE AS OF JUNE 24, 1998

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STOCK OPTION PLAN
OF
WARWICK COMMUNITY BANCORP, INC.

ARTICLE I

PURPOSE

            Section 1.1   Section General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of Warwick Community Bancorp, Inc., to provide eligible directors, certain key officers and employees of Warwick Community Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Warwick Community Bancorp, Inc.

ARTICLE II

DEFINITIONS

            The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

            Section 2.1   Bank means The Warwick Savings Bank, a New York chartered stock savings bank and any successor thereto.

            Section 2.2   Board means the Board of Directors of the Company.

            Section 2.3   Change in Control means any of the following events:

            (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

            (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's shareholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

            (c) the shareholders of the Company approve either:

            (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

            (A) either (I) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the

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governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

            (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

            (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

            (d) any event that would be described in section 2.3(a), (b) or (c) if "the Bank" were substituted for "the Company" therein and "Board of Directors of the Bank" were substituted for "Board" therein.

            Section 2.4   Code means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

            Section 2.5   Committee means the Committee described in section 4.1.

            Section 2.6   Company means Warwick Community Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

            Section 2.7   Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

            Section 2.8   Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a direct or indirect subsidiary of the Company, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a direct or indirect subsidiary of the Company, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

            Section 2.9   Effective Date means June 24, 1998.

            Section 2.10   Eligible Director means a member of the board of directors of the Employer who is not also an employee or an officer of the Employer.

            Section 2.11   Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive a grant of an Option pursuant to the Plan.

            Section 2.12   Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

            Section 2.13   Exchange Act means the Securities Exchange Act of 1934, as amended.

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            Section 2.14   Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with sections 5.2 and 6.3.

            Section 2.15   Fair Market Value means, with respect to a Share on a specified date:

            (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the Nasdaq Stock Market, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

            (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

            Section 2.16   Family Member means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

            Section 2.17   FDIC Regulations means the regulations issued by the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

            Section 2.18   Incentive Stock Option means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

            Section 2.19   New Eligible Director means a person who becomes a member of the board of directors of the Employer after the Effective Date and who is not also an employee or an officer of the Employer.

            Section 2.20   Non-profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Code.

            Section 2.21   Non-Qualified Stock Option means a right to purchase Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option or (b) it does not satisfy the requirements of section 422 of the Code.

            Section 2.22   NYBB Regulations means the regulations issued by the New York Banking Board and applicable to the Plan, the Bank or the Company.

            Section 2.23   Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

            Section 2.24   Option Period means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

            Section 2.25   Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

            Section 2.26   Plan means the Stock Option Plan of Warwick Community Bancorp, Inc., as amended from time to time. The Plan may be referred to as the "Stock Option Plan of Warwick Community Bancorp, Inc."

            Section 2.27   Retirement means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank.

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            Section 2.28   Share means a share of common stock, par value $.01 per share, of Warwick Community Bancorp, Inc.

            Section 2.29   Termination For Cause means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or NOLO CONTENDERE to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within 60 days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

ARTICLE III

AVAILABLE SHARES

            Section 3.1   Available Shares

            Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

(a) 660,654 Shares; over

(b) the sum of:

            (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

            (ii) the number of Shares with respect to which previously granted Options have been exercised.

Options to purchase a maximum aggregate number of 198,196 Shares may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is canceled reduced the maximum number of Shares.

ARTICLE IV

ADMINISTRATION

            Section 4.1   Committee

            The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

            Section 4.2   Committee Action

            The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions

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taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

            Section 4.3   Committee Responsibilities

            Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

            (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

ARTICLE V

STOCK OPTIONS FOR ELIGIBLE DIRECTORS

            Section 5.1   In General

            (a) Each Person who is an Eligible Director on the Effective Date shall be granted an Option to purchase 19,819 Shares. After the Effective Date, each New Eligible Director and each Eligible Director may be granted an Option to purchase such number of Shares as shall be determined by the Board or the Committee, in its discretion, subject to Rule 16b-3 promulgated under the Exchange Act; PROVIDED, HOWEVER, that the maximum aggregate number of Options granted to Eligible Directors and New Eligible Directors shall not exceed 198,196 Shares.

            (b) Any Option granted under this section 5.1 shall be evidenced by a written Option agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

            Section 5.2   Exercise Price

            The price per Share at which an Option granted to an Eligible Director or New Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

            Section 5.3   Option Period

            (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director or New Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earliest of:

            (i) the close of business on the last day of the three-month period commencing on the date the Eligible Director or New Eligible Director ceases to be a member of the board of directors of the

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Employer, other than on account of death, Disability or removal for cause in accordance with the Employer's by-laws, and such person does not continue to serve as an active advisory or emeritus director of the Employer, or in a similar capacity, as determined by the board of directors of the Employer;

            (ii) the close of business on the last day of the one-year period commencing on the date the Eligible Director or New Eligible Director ceases to be a member of the board of directors of the Employer due to death or Disability;

            (iii) the date and time when the Eligible Director or New Eligible Director ceases to be a member of the board of directors of the Employer due to removal for cause in accordance with the Employer's by-laws; or

            (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

            (b) During the Option Period, the maximum number Shares as to which an outstanding Option may be exercised shall be as follows:

            (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

            (ii) on and after the first anniversary, but prior to the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 20% of the Shares subject to the Option;

            (iii) on and after the second anniversary, but prior to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 40% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such second anniversary;

            (iv) on and after the third anniversary, but prior to the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 60% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such third anniversary;

            (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 80% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

            (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

Provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability.

ARTICLE VI

STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

            Section 6.1   Size of Option.

            Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Board or the Committee, in its discretion. Except as provided in section 6.5, the maximum number of Shares that may be

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optioned to any one individual under this Plan during its entire duration shall be the entire number of Shares available under section 3.1 of the Plan.

            Section 6.2   Grant of Option.

            (a) The grant of Options pursuant to this Plan as of the Effective Date will be made by the Board. Subject to the limitations of this Plan and such limitations as the Board may from time to time impose, future grants may be made by the Board or the Committee, in its discretion. An Option granted to an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

            (b) Any Option granted under this section 6.2 shall be evidenced by a written Option agreement which shall:

            (i) specify the number of Shares covered by the Option;

            (ii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

            (iii) specify the Option Period determined in accordance with section 6.4;

            (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

            (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

            Section 6.3   Exercise Price.

            The Exercise Price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; Provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

            Section 6.4 Option Period.

            (a) Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

            (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

            (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment with the Employer due to death, Disability or Retirement;

            (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

            (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

            (b) Upon termination of the Eligible Employee's employment with the Company, any Option granted pursuant to the Plan that is not yet exercisable shall be forfeited. For purposes of the Plan, employment shall be deemed to continue for so long as the Eligible Employee is serving as an officer, employee, outside director, advisory director, emeritus director or consultant to the Company or is subject to and is observing the terms of a written agreement restricting his or her ability to compete or imposing other restrictive covenants.

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            Section 6.5   Required Regulatory Provisions.

            Notwithstanding anything contained herein to the contrary:

            (a) no Option shall be granted to an Eligible Employee under the Plan prior to shareholder approval under section 9.8;

            (b) no Eligible Employee may be granted Options to purchase more than 165,163 Shares.

            (c) each Option granted to an Eligible Employee shall become exercisable as follows:

            (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

            (ii) on and after the first anniversary, but prior to the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 20% of the Shares subject to the Option when granted;

            (iii) on and after the second anniversary, but prior to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 40% of the Shares subject to the Option when granted, including in such 40% any optioned Shares purchased prior to such second anniversary;

            (iv) on and after the third anniversary, but prior to the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 60% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such third anniversary;

            (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 80% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

            (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

Provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that the Committee may establish a different vesting schedule for any Option if not inconsistent with the NYBB Regulations or the FDIC Regulations.

            (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Employer, damages equal to the value of the expired Options less the Exercise Price of such Options.

            (e) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.

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            Section 6.6   Additional Restrictions on Incentive Stock Options.

            In addition to the limitations of section 7.2, an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

            (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

            (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

            (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

            (i) three months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

            (ii) one year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

            (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted or (ii) the first anniversary of the date on which the Shares were acquired.

ARTICLE VII

OPTIONS -- IN GENERAL

            Section 7.1   Method of Exercise

            (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; Provided, however, that the minimum number of Shares which may be purchased at any time shall be 100,

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or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

            (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

            (ii) delivering to the Committee full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

            (iii) satisfying such other conditions as may be prescribed in the Option agreement.

            (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

            Section 7.2   Limitations on Options

            (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Eligible Employee, solely by the Eligible Employee.

            (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

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ARTICLE VIII

AMENDMENT AND TERMINATION

            Section 8.1   Termination

            The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

            Section 8.2   Amendment

            The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of the Company.

            Section 8.3   Adjustments in the Event of a Business Reorganization.

            (a) In the event of any merger, consolidation or other business reorganization (including but not limited to a Change in Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by a number equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

            (b) In the event of any merger, consolidation or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any exercisable Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

            (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

            (i) make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

            (ii) adjust the Exercise Price of each outstanding Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend; or

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            (iii) take the action described in section 8.3(c)(i) with respect to certain outstanding Options and the action described in section 8.3(c)(ii) with respect to the remaining outstanding Options;

Provided, however, that no such action shall be taken without the approval of the Superintendent of Banks of the State of New York ("Superintendent") until the shareholders of the Company have voted to approve the provisions of this section 8.3(c) by a majority of the votes cast in a vote taken after December 23, 1998.

ARTICLE IX

MISCELLANEOUS

            Section 9.1   Status as an Employee Benefit Plan.

            This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

            Section 9.2   No Right to Continued Employment.

            Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

            Section 9.3   Construction of Language.

            Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

            Section 9.4   Governing Law.

            The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable NYBB Regulations and FDIC Regulations.

            Section 9.5   Headings.

            The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

            Section 9.6   Non-Alienation of Benefits.

            The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

            Section 9.7   Taxes.

            The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is

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entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

            Section 9.8   Approval of Shareholders.

            The Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company to be held no earlier than six months following such conversion, in which case the Plan shall be effective as of the date of such approval or such later date as is specified by the Board.

            Section 9.9   Notices.

            Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

            (a) If to the Committee:

                        Warwick Community Bancorp, Inc.
                        c/o The Warwick Savings Bank
                        18 Oakland Avenue
                        Warwick, New York 10990-0591
                        Attention: CORPORATE SECRETARY

            (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

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PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY WARWICK COMMUNITY BANCORP, INC.	For	With- hold	For All Except
This Proxy is solicited on behalf of the Board of Directors of Warwick Community Bancorp, Inc. for the Annual Meeting of Shareholders to be held on Tuesday, May 6, 2003
   The undersigned shareholder of Warwick Community Bancorp, Inc. ("Company") hereby appoints the Board of Directors of the Company, and its survivor, with full power of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at The Inn at Central Valley, Smith Clove Road, Central Valley, New York 10917, on Tuesday, May 6, 2003, at 9:30 a.m., local time, and at any adjournment or postponement thereof.

Please be sure to sign and date Date this Proxy in the box below. ———Shareholder sign above—————Co-holder (if any) sign above———
1. Election of Directors for a three-year term (except as marked to the contrary below):
ANTHONY R. BOTTINI R. MICHAEL KENNEDY JOHN W. SANFORD, III ROBERT N. SMITH
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
	For	Against	Abstain
2. Approval of the amendment to the Stock Option Plan to increase the number of shares for which awards may be granted.
	For	Against	Abstain
3. Ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2003.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. As of the date of the proxy statement for the Annual Meeting, the Board of Directors of the Company is not aware of any such other business.

Please mark box if you plan to attend the Annual Meeting.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted "FOR" the nominees listed in Item 1 and "FOR" the proposals in Items 2 and 3.
+	+
Detach above card, sign, date and mail in postage paid envelope provided.
WARWICK COMMUNITY BANCORP, INC.
The Board of Directors recommends a vote "FOR" all nominees in Item 1 and "FOR" the proposals in Items 2 and 3.

   The above signed hereby acknowledges receipt of the Notice of the 2003 Annual Meeting of Shareholders and the Proxy Statement dated April 4, 2003, for the Annual Meeting to be held on May 6, 2003.

   Please sign exactly as your name appears on this proxy card. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD
AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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